Delaware Investments® Family of Funds
(the "Funds")

Supplement to the current Prospectuses
Class A * Class B * Class C * Class R

The following is added to the section entitled "About your account - Investing in the Fund(s) (Portfolios) - Choosing a share class - Class B." Please note that no new purchases of Class B shares, other than reinvestment of dividends and permitted exchanges, will be allowed after the close of business on May 31, 2007.

You may purchase only up to $100,000 of Class B shares at any one time. Orders that exceed $100,000 will be rejected. The limitation on maximum purchases varies for retirement plans.

The following is added to the section entitled "About your account - Investing in the Fund(s) (Portfolios) - Choosing a share class - Class C."

You may purchase only up to $1,000,000 of Class C shares at any one time. Orders that exceed $1,000,000 will be rejected. The limitation on maximum purchases varies for retirement plans.

The following replaces the footnote beginning, "On sales of Class C shares," to the table in the section entitled "About your account - Investing in the Funds - Dealer compensation."

On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the full 1.00% 12b-1 fee upon sales of Class C shares.

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the first paragraph in the section entitled "Additional information".

If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund(s) (Portfolios), you can write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094.

Please keep this Supplement for future reference.

This Supplement is dated April 11, 2007.